Fees Summary	Oct. 16, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ (0)
Total Fee Amount	2,487.14
Total Transaction Valuation	28,587,779.51
Total Offset Amount	(0)
Net Fee	$ 2,487.14
Offset Table N/A	N/A